U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     REPORT PURSUANT TO SECTION 13 OR 15 (d)
                 CURRENT OF THE SECURITIES EXCHANGE ACTS OF 1934

         Date of Report (date of earliest event reported August 20, 2001

                                     0-30583
                        ---------------------------------
                            (Commission File Number)


                           THAON COMMUNICATIONS, INC.
                         -------------------------------
        (Exact Name of small business issuer as Specified in its Charter)


                                     Nevada
             -------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       0-30583                                            87-0622329
       -------                                            ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


        1543 West Olympic Boulevard, Sixth Floor, Los Angeles, Ca. 90015
        ----------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                                 (213) 252-7050
                                 --------------
                 Issuer's Telephone Number, Including Area Code

                                       N/A
         ---------------------------------------------------------------
           (former Name or Former Address, Changed Since Last Report)

Item 5.  Other Events.

         On August 20, 2001, Geno Brunton resigned as a director of Registrant and as President of Castpro.com, LLC, one of its wholly owned subsidiaries.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereto duly authorized.



                                            Thaon Communications, Inc.


Dated: August 20, 2001                       By: /s/ Robert McNeill
----------------------                       ----------------------
                                                     Robert McNeill